GENERAL (Tables)	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
Schedule of Financial Results of Discontinued Operations
The summarized results of operations for TABS Brazil Ltda. for the years ended December 31, 2011, 2012 and 2013, which were reported separately as discontinued operations in the consolidated statements of income, are as follows:

	Year ended December 31,
	2011	2012	2013

Total operating expenses (income)	$84	$-	$(73)

Operating (loss) income	(84)	-	73

Net (loss) income from discontinued operations	(84)	-	73

Basic and diluted net income (loss) per Ordinary share from discontinued operations	$(0.02)	-	$0.02